UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

February 26, 2026

Quanta Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

001-13831	74-2851603
(Commission File No.)	(IRS Employer Identification No.)

2727 North Loop West

Houston, Texas 77008

(Address of principal executive offices, including ZIP code)

(713) 629-7600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.00001 par value	PWR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On February 26, 2026, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Quanta Services, Inc. (“Quanta”) adopted the 2026 annual incentive plan for all corporate employees, the 2026 long-term incentive plan for senior leadership and the 2026 discretionary plan for all employees (collectively, the “Incentive Plan”). Under the Incentive Plan, certain employees of the Company, including all executive officers, are eligible to receive incentive compensation awards payable in cash, restricted stock units and/or performance stock units, and the Compensation Committee established specific target incentive amounts for the executive officers. All equity-based awards under the Incentive Plan will be made pursuant to the Quanta Services, Inc. 2019 Omnibus Equity Incentive Plan, as amended (the “Omnibus Plan”), and the applicable award agreements adopted thereunder, or other plans that may be approved from time to time by the Board or by stockholders as required.

Certain awards under the Incentive Plan are based on the achievement of annual or long-term performance metrics. The annual performance metrics for 2026 include EBITDA, EBITDA margin and safety. The long-term incentive performance metrics for the January 1, 2026 through December 31, 2028 performance period include return on invested capital, earnings per share and total stockholder return.

The foregoing description of the Incentive Plan is qualified in its entirety by reference to the Incentive Plan, the Omnibus Plan, as amended, and the applicable award agreements, copies of which are included as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

10.1	Quanta Services, Inc. Term Sheet for 2026 Annual Incentive Plan – Corporate Employees, Quanta Services, Inc. Term Sheet for 2026 Senior Leadership Long-Term Incentive Plan and Quanta Services, Inc. Term Sheet for 2026 Discretionary Plan – All Employees

10.2	Quanta Services, Inc. 2019 Omnibus Equity Incentive Plan (previously filed as Exhibit 10.1 to the Company’s Form 8-K filed May 24, 2019 and incorporated herein by reference)

10.3	Amendment No. 1 to the Quanta Services, Inc. Omnibus Equity Incentive Plan (previously filed as Exhibit 10.2 to the Company’s Form 8-K filed May 31, 2022 and incorporated herein by reference)

10.4	Amendment No. 2 to the Quanta Services, Inc. Omnibus Equity Incentive Plan (previously filed as Exhibit 10.3 to the Company’s Form 8-K filed May 29, 2025 and incorporated herein by reference)

10.5	Form of PSU Award Agreement for awards to employees/consultants pursuant to the 2019 Omnibus Equity Incentive Plan (adopted August 2023) (previously filed as Exhibit 10.7 to the Company’s Form 10-Q for the quarter ended September 30, 2023 filed November 2, 2023 and incorporated herein by reference)

10.6	Form of RSU Award Agreement for awards to employees/consultants pursuant to the 2019 Omnibus Equity Incentive Plan (adopted August 2023) (previously filed as Exhibit 10.5 to the Company’s Form 10-Q for the quarter ended September 30, 2023 filed November 2, 2023 and incorporated herein by reference)

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 4, 2026	Quanta Services, Inc.

	By:	/s/ Donald C. Wayne
		Name:	Donald C. Wayne
		Title:	Executive Vice President and General Counsel